UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07288
                                   ---------

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 9/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



(GRAPHIC)

SEPTEMBER 30, 2008

ANNUAL REPORT AND SHAREHOLDER LETTER

FIXED INCOME

                                    FRANKLIN
                          STRATEGIC MORTGAGE PORTFOLIO

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Eligible shareholders can sign up for eDelivery at franklintempleton.com.
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                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

CEO'S MESSAGE .............................................................    1
ANNUAL REPORT
Franklin Strategic Mortgage Portfolio .....................................    4
Performance Summary .......................................................    9
Your Fund's Expenses ......................................................   11
Financial Highlights and Statement of Investments .........................   13
Financial Statements ......................................................   20
Notes to Financial Statements .............................................   23
Report of Independent Registered Public Accounting Firm ...................   31
Tax Designation ...........................................................   32
Board Members and Officers ................................................   33
Shareholder Information ...................................................   38

A Message from Gregory E. Johnson,
President and Chief Executive Officer of Franklin Resources, Inc.

                                                                October 31, 2008

Dear Shareholder:

The enclosed annual report for Franklin Strategic Mortgage Portfolio covers the 12 months ended September 30, 2008, but I would like to add some comments on market events that occurred in October. Recent market volatility has been jarring to everyone, including those of us who have worked in financial markets for many years. Bank lending around the world has seized up, and the fallout has impacted venerable firms alongside broader stock and bond indexes.

This environment is bound to provoke great concern, but it's equally important to put the latest market developments in perspective. That's why I'd like to offer a few thoughts on these events, our company's approach to investing and the strong health of our organization.

A key point to recognize is that global financial turmoil is being addressed by global action. Central banks around the world have coordinated their efforts to cut interest rates and supply liquidity to frozen funding markets. A number of governments have also intervened to rescue major financial institutions or find an orderly way for them to be acquired. Here in the U.S., the Federal Reserve and Treasury Department have moved rapidly to establish new programs for easing money market pressures and handling troubled financial assets.

Sign up for EDELIVERY of your Shareholder Report

Shareholders who are registered at franklintempleton.com can receive this report
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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

The outcome of all these efforts may take a while to be realized, but I believe the latest actions here and abroad mark a significant turning point for global capital markets.

It's also important to remember that as daunting as current market conditions may be, we have navigated through other periods of market volatility. U.S. stock markets recorded three bear markets during the 1960s as the nation grappled with the Vietnam War and a turbulent economy.(1) The quintupling of oil prices in 1973 led to a deep U.S. recession and a stock market plunge of 45.1% from January 1973 through December 1974.(1) And the "Black Monday" stock market crash of 1987 remains the largest single-day percentage decline in the history of the Dow Jones Industrial Average.(2)

Advice applicable throughout these upheavals remains true today. The late Sir John Templeton, writing 15 years ago, ended a list of his core investment principles with these thoughts: "Do not be fearful or negative too often.... For
100 years optimists have carried the day in U.S. stocks. Even in the dark '70s, many professional money managers -- and many individual investors too -- made money in stocks .... In this century or the next it's still 'Buy low, sell high.'"(3)

Sir John knew these simple concepts were difficult to execute in the face of pessimism. Nonetheless, that is precisely how our Franklin, Templeton and Mutual Series portfolio managers are contending with today's challenging environment. They are using their expertise to sort through investment opportunities, avoiding those firms that have become merely cheap and identifying those firms best positioned to be eventual winners. This kind of rigorous, bottom-up, security-by-security analysis is the fundamental investment discipline practiced across our global platform.

These asset management strengths are also the core of our business. Unlike financial firms that have dominated recent headlines, Franklin Templeton derives its revenue primarily from investment management, not investment banking or securities brokerage. Additionally, our assets under management are diversified by investment objective, clientele and geographic region. Diversified positioning helps our firm maintain healthy operating margins even when volatile markets reduce assets under management. It is also important to note that maintaining a strong balance sheet has been a pillar of our management strategy. We have a substantial pool of cash and investments and low levels of

(1.) Source: Ned Davis Research, Inc.

(2.) Source: NYSE Euronext. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

(3.) Source: "16 Rules for Investment Success" by Sir John Templeton.


                        2 | Not part of the annual report
debt, and we are in the enviable position of not having to depend on credit to meet our operating needs. In fact, our strong franchise, sound capitalization and minimal leverage led Standard & Poor's to recently raise its credit ratings on Franklin Resources, Inc. (BEN) to the highest level currently applied to a publicly traded asset manager.(4)

Franklin Templeton's six-decade growth into a premier global asset manager has given us the conviction that although conditions remain challenging, there are ample reasons to be optimistic about eventual market stabilization and recovery. Being able to take advantage of markets shaken by maximum pessimism has helped our firm develop into an organization that stretches across 29 countries and manages assets for more than 20 million shareholder accounts.

In the enclosed annual report for Franklin Strategic Mortgage Portfolio, the portfolio managers discuss market conditions, investment decisions and Fund performance during the 12 months ended September 30, 2008. The report contains additional performance data and financial information. Our website, FRANKLINTEMPLETON.COM, offers more timely discussions, daily prices, portfolio holdings and other information. We encourage you to discuss your concerns with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. As times like these illustrate, all securities markets fluctuate, as do fund share prices.

We are grateful for the trust you have placed in Franklin Templeton and remain focused on serving your investment needs.

Sincerely,


/s/ Gregory E. Johnson
Gregory E. Johnson
President and Chief Executive Officer
Franklin Resources, Inc.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(4.) Source: Standard & Poor's press release, 10/6/08.


                        Not part of the annual report | 3

Annual Report

Franklin Strategic Mortgage Portfolio

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Strategic Mortgage Portfolio seeks high total return (a combination of high current income and capital appreciation) relative to the performance of the general mortgage securities market by investing at least 80% of its net assets in mortgage securities. The Fund normally focuses its investments in mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans issued or guaranteed by the U.S. government, its agencies or instrumentalities. Some of the Fund's investments may include securities issued by government-sponsored entities, such as Fannie Mae and Freddie Mac.(1)

PORTFOLIO BREAKDOWN
Based on Total Investments as of 9/30/08

                                  (PIE CHART)

Federal National Mortgage Association
(FNMA)                                  40.7%
Federal Home Loan Mortgage Corp.
(FHLMC)                                 26.5%
Asset-Backed Securities & Commercial
Mortgage-Backed Securities              23.7%
Government National Mortgage
Association (GNMA)                       4.9%
Short-Term Investments                   4.2%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Franklin Strategic Mortgage Portfolio covers the fiscal year ended September 30, 2008.

PERFORMANCE OVERVIEW

For the year under review, Franklin Strategic Mortgage Portfolio - Class A had a -1.04% cumulative total return. The Fund underperformed its benchmark,

(1.) Securities owned by the Fund but not shares of the Fund are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. Although U.S. government-sponsored entities may be chartered or sponsored by acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury. Please refer to the Fund's prospectus for a detailed discussion regarding various levels of credit support for government agency or instrumentality securities. The Fund's yield and share price are not guaranteed and will fluctuate with market conditions.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 14.


                                4 | Annual Report
the Citigroup U.S. Broad Investment-Grade (USBIG) Mortgage Index, which had a +7.30% total return for the same period.(2) For comparison, the Lipper U.S. Mortgage Funds Classification Average returned +0.42%, and the Barclays Capital (BC; formerly Lehman Brothers) U.S. Treasury Index, a component of the BC U.S. Government Index, returned +8.73%.(3) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the 12 months under review, financial market conditions deteriorated sharply, weighing heavily on the U.S. economy as the credit crisis that originated in the U.S. housing market worsened. Job losses mounted and the unemployment rate rose to 6.1% during the reporting period.(4) Home prices continued to fall and default rates rose as wages remained essentially flat. Waning consumer confidence led to a pullback in consumer spending as the impact of the government's tax rebates dissipated. These factors as well as upward inflationary pressures from a weak U.S. dollar and high food, energy and commodity prices burdened the overall economy. Economic activity was generally sluggish during the reporting period as the economy contracted in the fourth quarter of 2007, registering a -0.2% annualized growth rate before staging a modest recovery in the first half of 2008. Gross domestic product (GDP) grew at a 0.9% annualized rate in the first quarter of 2008 and 2.8% in the second quarter largely due to rising exports and increased government spending. However, as the financial turmoil intensified in the third quarter of 2008, GDP fell an estimated annualized 0.3%.

(2.) Source: (C) 2008 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities and FNMA and FHLMC balloon mortgages. In previous reports, we referred to this index as the Citigroup Mortgage Index.

(3.) Sources: Lipper Inc.; (C) 2008 Morningstar. The Lipper U.S. Mortgage Funds
     Classification Average is calculated by averaging the total return for all funds within the Lipper U.S. Mortgage Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper U.S. Mortgage Funds are defined as funds that invest primarily in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. For the 12-month period ended 9/30/08, the Lipper U.S. Mortgage Funds Classification Average consisted of 89 funds. Lipper calculations do not include sales charges or subsidization by a fund's manager. The Fund's performance relative to the average might have differed if these or other factors had been considered. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed. The Fund's investment return and share price fluctuate with market conditions.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(4.) Source: Bureau of Labor Statistics.


                               Annual Report | 5

Oil prices soared to a record high in July, rising above $145 per barrel, before dramatically retreating to $101 by period-end. Many other commodities such as agricultural products and precious and base metals followed similar trends. September's inflation rate was an annual 4.9%, largely due to higher food and energy costs. Core inflation, which excludes such costs, rose at a more moderate 2.5% annual rate; however, this level was above the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(4) The core personal consumption expenditures price index reported a 12-month increase of 2.4%.(5)

Amid a series of events that included massive government intervention and emergency funding, the Fed was focused primarily on restoring liquidity and confidence to unsettled financial markets. The Fed cut interest rates six times over the 12-month period, bringing the federal funds target rate to 2.00%, and it implemented a series of unconventional measures aimed at easing strained credit conditions. The U.S. Treasury Department also agreed to temporarily guarantee money market fund losses after the Reserve Primary Fund and two others "broke the buck," falling below one dollar in value. In the final days of the reporting period, U.S. Treasury Secretary Henry Paulson and Fed Chairman Ben Bernanke proposed a $700 billion bailout plan intended to save the financial system.

Volatility remained high throughout the reporting period but intensified in September as stocks fluctuated wildly and Treasury prices soared. Panicked investors drove the yield on the three-month Treasury bill to a multi-decade low and LIBOR rates, which banks charge each other for loans, jumped to record highs. Fixed income spreads generally widened relative to Treasury yields over the period due to heightened market turbulence. Investors continued to seek the relative safety of short- and intermediate-term U.S. Treasury securities as Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields fell significantly, with the two-year bill yielding 2.00% at the end of September, down from 3.97% a year earlier. Over the same period, the 10-year U.S. Treasury note yield declined from 4.59% to 3.85%.

INVESTMENT STRATEGY

We invest at least 80% of the Fund's net assets in mortgage securities. Normally we focus on mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), Fannie Mae and Freddie Mac. At least 65% of total assets are invested in securities rated AAA by Standard & Poor's Rating Group (S&P) or Fitch, or Aaa by Moody's

(5.) Source: Bureau of Economic Analysis.


                                6 | Annual Report

Investors Service (Moody's), independent credit rating agencies. For the remaining 35% of portfolio securities, at least 20% will be rated at least BBB by S&P or Fitch, or Baa by Moody's, and up to 15% may be invested in securities rated below BBB by S&P or Fitch, or Baa by Moody's. If unrated, securities will be deemed of comparable quality by the Fund's manager. Within these parameters, we rely on our research to help us identify attractive investment opportunities.

MANAGER'S DISCUSSION

The 12-month review period was marked by volatility and heightened concerns over financial market and economic instability. Despite the government's seizure and perceived near-explicit backing of Fannie Mae (FNMA) and Freddie Mac (FHLMC), and the resolutions of numerous troubled financial institutions, investors feared others would fail. As investor confidence waned, lenders became reluctant to extend credit. Financial market stresses and money market dislocations intensified, prompting financial institutions to borrow record amounts from the Fed as the economy's fundamentals weakened. Credit market turmoil led to significant losses and write-downs by financial institutions, reducing credit availability and causing a general repricing of risk globally. The credit contraction, along with high energy and commodity prices, housing market weakness, and a pullback in consumer spending contributed to heightened concerns of slowing economic growth rates.

In this volatile environment, our performance was somewhat buffered by the positive returns of high credit-quality agency-issued mortgage-backed securities
(MBS). For example, Ginnie Mae (GNMA), FNMA and FHLMC agency securities performed well, and the BC Fixed Rate MBS Index had a +7.02% total return for the 12 months ended September 30, 2008.(6) Commercial MBS (CMBS), asset-backed securities (ABS) and corporate investment-grade securities underperformed the broader market substantially and had returns of -6.03%, -7.04% and -6.78%, respectively.(7) For most of the period, we generally increased our allocation to higher-coupon conventional agency MBS as we believed the prepayment risk for these types of securities would continue to ease.

(6.) (C) 2008 Morningstar. The BC Fixed Rate MBS Index is the MBS fixed rate component of the BC U.S. Aggregate Index and covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates.

(7.) (C) 2008 Morningstar. The BC CMBS Employee Retirement Income Security Act
     (ERISA)-Eligible Index is the commercial MBS component of the BC U.S. Aggregate Index and includes investment-grade securities that are ERISA-eligible under the underwriter's exemption. The BC ABS Index is the ABS component of the BC U.S. Aggregate Index and includes credit and charge, auto, home equity, utility and manufactured housing loans. The BC U.S. Corporate Investment Grade Index is the corporate component of the BC U.S. Aggregate Index and includes investment-grade industrial, utility and finance corporate debentures and secured notes.

DIVIDEND DISTRIBUTIONS*
10/1/07-9/30/08

MONTH       DIVIDEND PER SHARE
--------    ------------------
October         4.6962 cents
November        4.3197 cents
December        4.1858 cents
January         4.2779 cents
February        4.2410 cents
March           4.2825 cents
April           4.3510 cents
May             4.3569 cents
June            4.6652 cents
July            4.5248 cents
August          4.3205 cents
September       4.8495 cents
               -------------
TOTAL          53.0710 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                Annual Report | 7

Prepayment risk fell during the fiscal year largely due to the generally slower U.S. housing market, higher mortgage rates and tighter underwriting standards instituted by mortgage originators.

Conversely, other mortgage-related ABS and CMBS experienced significant volatility and detracted from the Fund's performance during the reporting period. However, most of our exposure to those areas of the market was in the highest-rated securities -- those at the top of the capital structure -- which was consistent with our investment strategy. The mortgage-related ABS that we held were typically short-term, AAA-rated, floating rate securities protected from the types of default problems that were the market's chief concern. Based on our analysis, we maintained our exposure to CMBS as we found the sector's credit fundamentals generally positive. The Fund's CMBS allocations were mostly AAA- and AA-rated securities that are high in the capital structure and benefit from high levels of credit protection.

Thank you for your continued participation in Franklin Strategic Mortgage Portfolio. We look forward to serving your future investment needs.

(PHOTO OF ROGER A. BAYSTON)


/s/ Roger A. Bayston
Roger A. Bayston, CFA


(PHOTO OF PAUL VARUNOK)


/s/ Paul Varunok
Paul Varunok
Portfolio Management Team
Franklin Strategic Mortgage Portfolio

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                8 | Annual Report

Performance Summary as of 9/30/08

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FSMIX)                       CHANGE   9/30/08   9/30/07
-------------------------------               ------   -------   -------
Net Asset Value (NAV)                         -$0.62    $8.80     $9.42
DISTRIBUTIONS (10/1/07-9/30/08)
Dividend Income                   $0.530710

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                         1-YEAR    5-YEAR   10-YEAR
-------------------------------------           ------   -------   -------
Cumulative Total Return(2)                      -1.04%   +14.17%   +57.73%
Average Annual Total Return(3)                  -5.27%   + 1.79%   + 4.21%
   Distribution Rate(4)                 6.02%
   30-Day Standardized Yield(5)         4.72%
   Total Annual Operating Expenses(6)   0.59%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   9/30/08
-------   -------
1-Year     -5.27%
5-Year     +1.79%
10-Year    +4.21%

                            CLASS A (10/1/98-9/30/08)

                               (PERFORMANCE GRAPH)

             FRANKLIN STRATEGIC MORTGAGE      CITIGROUP
   DATE          PORTFOLIO - CLASS A       MORTGAGE INDEX
----------   ---------------------------   --------------
 10/1/1998             $ 9,575                 $10,000
10/31/1998             $ 9,577                 $ 9,989
11/30/1998             $ 9,636                 $10,035
12/31/1998             $ 9,678                 $10,086
 1/31/1999             $ 9,735                 $10,155
 2/28/1999             $ 9,687                 $10,117
 3/31/1999             $ 9,742                 $10,187
 4/30/1999             $ 9,785                 $10,237
 5/31/1999             $ 9,720                 $10,169
 6/30/1999             $ 9,694                 $10,145
 7/31/1999             $ 9,638                 $10,076
 8/31/1999             $ 9,631                 $10,070
 9/30/1999             $ 9,796                 $10,241
10/31/1999             $ 9,839                 $10,296
11/30/1999             $ 9,847                 $10,304
12/31/1999             $ 9,822                 $10,271
 1/31/2000             $ 9,746                 $10,192
 2/29/2000             $ 9,855                 $10,312
 3/31/2000             $ 9,955                 $10,422
 4/30/2000             $ 9,969                 $10,427
 5/31/2000             $ 9,978                 $10,436
 6/30/2000             $10,186                 $10,661
 7/31/2000             $10,256                 $10,729
 8/31/2000             $10,414                 $10,887
 9/30/2000             $10,540                 $11,004
10/31/2000             $10,619                 $11,085
11/30/2000             $10,780                 $11,250
12/31/2000             $10,994                 $11,430
 1/31/2001             $11,151                 $11,607
 2/28/2001             $11,216                 $11,671
 3/31/2001             $11,291                 $11,747
 4/30/2001             $11,303                 $11,760
 5/31/2001             $11,367                 $11,832
 6/30/2001             $11,415                 $11,849
 7/31/2001             $11,607                 $12,070
 8/31/2001             $11,706                 $12,179
 9/30/2001             $11,868                 $12,359
10/31/2001             $12,022                 $12,527
11/30/2001             $11,948                 $12,412
12/31/2001             $11,914                 $12,367
 1/31/2002             $12,024                 $12,489
 2/28/2002             $12,142                 $12,625
 3/31/2002             $12,016                 $12,497
 4/30/2002             $12,253                 $12,730
 5/31/2002             $12,339                 $12,824
 6/30/2002             $12,446                 $12,927
 7/31/2002             $12,593                 $13,073
 8/31/2002             $12,686                 $13,188
 9/30/2002             $12,793                 $13,284
10/31/2002             $12,836                 $13,334
11/30/2002             $12,832                 $13,322
12/31/2002             $12,968                 $13,462
 1/31/2003             $12,999                 $13,501
 2/28/2003             $13,078                 $13,593
 3/31/2003             $13,093                 $13,589
 4/30/2003             $13,148                 $13,640
 5/31/2003             $13,179                 $13,647
 6/30/2003             $13,190                 $13,676
 7/31/2003             $12,938                 $13,429
 8/31/2003             $13,021                 $13,517
 9/30/2003             $13,228                 $13,748
10/31/2003             $13,168                 $13,701
11/30/2003             $13,210                 $13,741
12/31/2003             $13,342                 $13,875
 1/31/2004             $13,428                 $13,963
 2/29/2004             $13,555                 $14,085
 3/31/2004             $13,593                 $14,147
 4/30/2004             $13,395                 $13,898
 5/31/2004             $13,369                 $13,853
 6/30/2004             $13,466                 $13,973
 7/31/2004             $13,567                 $14,105
 8/31/2004             $13,794                 $14,337
 9/30/2004             $13,811                 $14,356
10/31/2004             $13,910                 $14,479
11/30/2004             $13,875                 $14,437
12/31/2004             $13,946                 $14,543
 1/31/2005             $14,017                 $14,617
 2/28/2005             $13,976                 $14,553
 3/31/2005             $13,934                 $14,514
 4/30/2005             $14,076                 $14,686
 5/31/2005             $14,195                 $14,804
 6/30/2005             $14,228                 $14,856
 7/31/2005             $14,154                 $14,785
 8/31/2005             $14,290                 $14,917
 9/30/2005             $14,189                 $14,835
10/31/2005             $14,102                 $14,740
11/30/2005             $14,147                 $14,785
12/31/2005             $14,263                 $14,939
 1/31/2006             $14,296                 $14,975
 2/28/2006             $14,356                 $15,054
 3/31/2006             $14,239                 $14,918
 4/30/2006             $14,221                 $14,921
 5/31/2006             $14,197                 $14,881
 6/30/2006             $14,214                 $14,921
 7/31/2006             $14,412                 $15,143
 8/31/2006             $14,597                 $15,363
 9/30/2006             $14,718                 $15,465
10/31/2006             $14,815                 $15,581
11/30/2006             $14,970                 $15,756
12/31/2006             $14,920                 $15,710
 1/31/2007             $14,924                 $15,724
 2/28/2007             $15,095                 $15,916
 3/31/2007             $15,143                 $15,957
 4/30/2007             $15,213                 $16,032
 5/31/2007             $15,115                 $15,929
 6/30/2007             $15,021                 $15,846
 7/31/2007             $15,045                 $15,951
 8/31/2007             $15,080                 $16,171
 9/30/2007             $15,262                 $16,301
10/31/2007             $15,354                 $16,461
11/30/2007             $15,490                 $16,765
12/31/2007             $15,558                 $16,809
 1/31/2008             $15,579                 $17,122
 2/29/2008             $15,369                 $17,126
 3/31/2008             $15,390                 $17,225
 4/30/2008             $15,479                 $17,227
 5/31/2008             $15,485                 $17,126
 6/30/2008             $15,396                 $17,122
 7/31/2008             $15,151                 $17,091
 8/31/2008             $15,088                 $17,292
 9/30/2008             $15,103                 $17,491

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) Distribution rate is based on the sum of distributions per share for the 30 days of September and the maximum offering price of $9.19 on 9/30/08.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/08.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(7.) Source: (C) 2008 Morningstar. The Citigroup USBIG Mortgage Index is the mortgage component of the Citigroup USBIG Bond Index and comprises 30- and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.


                               10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 4/1/08      VALUE 9/30/08   PERIOD* 4/1/08-9/30/08
----------------------------------------   -----------------   --------------   ----------------------
Actual                                           $1,000           $  981.30              $2.82
Hypothetical (5% return before expenses)         $1,000           $1,022.15              $2.88

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.


                               12 | Annual Report

Franklin Strategic Mortgage Portfolio

FINANCIAL HIGHLIGHTS

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                ----------------------------------------------------
                                                                  2008       2007       2006       2005       2004
                                                                --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................   $   9.42   $   9.59   $   9.73   $   9.96   $  10.06
                                                                --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) .................................      0.404      0.476      0.418      0.391      0.328
   Net realized and unrealized gains (losses) ...............     (0.493)    (0.129)    (0.069)    (0.123)     0.112
                                                                --------   --------   --------   --------   --------
Total from investment operations ............................     (0.089)     0.347      0.349      0.268      0.440
                                                                --------   --------   --------   --------   --------
Less distributions from net investment income ...............     (0.531)    (0.517)    (0.489)    (0.498)     0.540)
                                                                --------   --------   --------   --------   --------
Redemption fees(c, d) .......................................         --         --         --         --         --
                                                                --------   --------   --------   --------   --------
Net asset value, end of year ................................   $   8.80   $   9.42   $   9.59   $   9.73   $   9.96
                                                                ========   ========   ========   ========   ========
Total return (e) ............................................      (1.04)%     3.70%      3.73%      2.74%      4.41%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .................................................       0.57%      0.57%      0.55%      0.55%      0.54%
Net investment income .......................................       4.58%      5.05%      4.48%      3.97%      3.29%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................   $168,674   $243,664   $287,865   $367,759   $376,848
Portfolio turnover rate .....................................     336.36%    326.67%    247.03%    160.36%    245.18%
Portfolio turnover rate excluding mortgage dollar rolls(g) ..      25.39%     30.85%     38.75%     36.26%     50.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.001 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  See Note 1(g) regarding mortgage dollar rolls.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Franklin Strategic Mortgage Portfolio

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2008

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)             VALUE
                                                                                               -----------       ---------------
       MORTGAGE-BACKED SECURITIES 101.2%
   (b) FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) ADJUSTABLE RATE 5.1%
       FHLMC, 4.875%, 4/01/17 ..............................................................        49,007       $        49,382
       FHLMC, 5.102%, 5/01/22 ..............................................................        63,910                65,195
       FHLMC, 5.172%, 5/01/20 ..............................................................       195,584               199,168
       FHLMC, 5.295%, 8/01/31 ..............................................................        49,928                50,107
       FHLMC, 5.336%, 11/01/16 .............................................................       384,323               389,678
       FHLMC, 5.361%, 3/01/19 ..............................................................       211,256               215,171
       FHLMC, 5.375%, 4/01/18 ..............................................................        96,728                97,757
       FHLMC, 5.428%, 7/01/22 ..............................................................     1,195,473             1,210,304
       FHLMC, 5.525%, 11/01/25 .............................................................        95,743                96,533
       FHLMC, 5.962%, 10/01/36 .............................................................     2,696,923             2,745,481
       FHLMC, 5.979%, 10/01/18 .............................................................       179,927               182,896
       FHLMC, 6.059%, 4/01/31 ..............................................................        68,582                70,524
       FHLMC, 6.077%, 1/01/31 ..............................................................       186,711               190,658
       FHLMC, 6.126%, 12/01/30 .............................................................       117,882               120,354
       FHLMC, 6.168%, 7/01/30 ..............................................................       551,924               571,878
       FHLMC, 6.434%, 1/01/32 ..............................................................       125,259               126,963
       FHLMC, 6.496%, 4/01/24 ..............................................................       208,223               212,539
       FHLMC, 6.551%, 1/01/28 ..............................................................       310,856               315,803
       FHLMC, 6.745%, 7/01/24 ..............................................................       149,400               152,509
       FHLMC, 6.831%, 4/01/30 ..............................................................     1,305,139             1,339,206
       FHLMC, 6.887%, 11/01/19 .............................................................       167,455               172,494
                                                                                                                 ---------------
                                                                                                                       8,574,600
                                                                                                                 ---------------
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 32.2%
       FHLMC Gold 15 Year, 6.50%, 3/01/09 - 4/01/11 ........................................           707                   725
       FHLMC Gold 15 Year, 7.00%, 6/01/09 - 7/01/11 ........................................         1,803                 1,876
       FHLMC Gold 15 Year, 7.50%, 4/01/10 ..................................................           969                 1,004
       FHLMC Gold 15 Year, 8.00%, 1/01/10 - 12/01/12 .......................................        12,960                13,292
       FHLMC Gold 30 Year, 5.00%, 10/01/33 - 7/01/35 .......................................     2,894,139             2,825,201
       FHLMC Gold 30 Year, 5.00%, 7/01/35 ..................................................     1,967,555             1,919,978
       FHLMC Gold 30 Year, 5.00%, 7/01/35 ..................................................     3,457,772             3,374,160
       FHLMC Gold 30 Year, 5.00%, 7/01/35 ..................................................     3,627,327             3,539,615
   (c) FHLMC Gold 30 Year, 5.00%, 10/15/35 .................................................     2,688,000             2,618,701
       FHLMC Gold 30 Year, 5.50%, 9/01/33 ..................................................       462,290               461,286
   (c) FHLMC Gold 30 Year, 5.50%, 10/15/35 .................................................    11,860,000            11,798,850
       FHLMC Gold 30 Year, 6.00%, 7/01/28 - 6/01/34 ........................................       579,230               589,120
   (c) FHLMC Gold 30 Year, 6.00%, 10/01/30 .................................................    13,400,000            13,565,410
       FHLMC Gold 30 Year, 6.00%, 8/01/34 ..................................................     3,622,296             3,678,774
       FHLMC Gold 30 Year, 6.50%, 2/01/19 - 7/01/32 ........................................     1,421,449             1,473,065
   (c) FHLMC Gold 30 Year, 6.50%, 10/01/32 .................................................     4,250,000             4,358,243
       FHLMC Gold 30 Year, 7.50%, 10/01/25 - 8/01/32 .......................................       849,205               917,320
       FHLMC Gold 30 Year, 8.00%, 7/01/24 - 5/01/30 ........................................       173,255               187,793
       FHLMC Gold 30 Year, 8.50%, 10/01/17 - 9/01/30 .......................................       371,445               399,843
       FHLMC Gold 30 Year, 9.00%, 9/01/30 ..................................................       256,907               286,126
       FHLMC Gold 30 Year, 9.25%, 12/01/08 .................................................            35                    35
       FHLMC Gold 30 Year, 9.50%, 12/01/16 - 4/01/25 .......................................     1,025,092             1,145,423
       FHLMC PC 30 Year, 8.50%, 2/01/17 - 5/01/17 ..........................................       896,051               972,067
       FHLMC PC 30 Year, 9.00%, 6/01/16 ....................................................         1,632                 1,790


                               14 | Annual Report

Franklin Strategic Mortgage Portfolio

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)             VALUE
                                                                                               -----------       ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE (CONTINUED)
       FHLMC PC 30 Year, 9.25%, 8/01/14 ....................................................         4,169       $         4,536
       FHLMC PC 30 Year, 9.50%, 12/01/09 - 8/01/19 .........................................       127,064               139,325
                                                                                                                 ---------------
                                                                                                                      54,273,558
                                                                                                                 ---------------
   (b) FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 6.3%
       FNMA, 3.704%, 1/01/17 ...............................................................       642,816               649,911
       FNMA, 4.079%, 1/01/18 ...............................................................     2,095,265             2,092,776
       FNMA, 4.425%, 5/01/30 ...............................................................       191,881               195,169
       FNMA, 4.605%, 4/01/31 ...............................................................        74,640                74,994
       FNMA, 4.812%, 4/01/21 ...............................................................        33,923                33,786
       FNMA, 5.00%, 11/01/28 ...............................................................       134,812               137,086
       FNMA, 5.02%, 7/01/27 ................................................................       141,609               143,951
       FNMA, 5.049%, 7/01/31 ...............................................................         5,547                 5,705
       FNMA, 5.061%, 12/01/22 ..............................................................       184,346               187,044
       FNMA, 5.17%, 4/01/18 ................................................................        32,759                32,751
       FNMA, 5.203%, 11/01/31 ..............................................................       427,506               440,619
       FNMA, 5.215%, 5/01/31 ...............................................................        28,723                29,507
       FNMA, 5.248%, 4/01/33 ...............................................................       476,453               486,100
       FNMA, 5.257%, 8/01/29 ...............................................................        57,201                58,136
       FNMA, 5.26%, 10/01/19 ...............................................................       294,290               297,587
       FNMA, 5.275%, 6/01/31 ...............................................................       375,428               378,243
       FNMA, 5.288%, 2/01/32 ...............................................................       156,081               158,140
       FNMA, 5.312%, 7/01/17 ...............................................................       148,021               151,047
       FNMA, 5.396%, 4/01/27 ...............................................................       184,936               187,905
       FNMA, 5.449%, 9/01/32 ...............................................................       439,132               447,103
       FNMA, 5.511%, 5/01/21 ...............................................................       308,137               315,749
       FNMA, 5.52%, 7/01/26 ................................................................        44,004                43,875
       FNMA, 5.522%, 7/01/14 ...............................................................       293,998               296,288
       FNMA, 5.651%, 7/01/19 ...............................................................     1,212,716             1,228,887
       FNMA, 5.658%, 12/01/24 ..............................................................       108,800               112,091
       FNMA, 5.852%, 10/01/32 ..............................................................       267,227               270,851
       FNMA, 6.028%, 8/01/27 ...............................................................       162,618               163,984
       FNMA, 6.122%, 7/01/25 ...............................................................        78,428                79,259
       FNMA, 6.322%, 7/01/31 ...............................................................       891,954               926,691
       FNMA, 6.341%, 6/01/17 ...............................................................        96,400                96,756
       FNMA, 6.375%, 10/01/29 ..............................................................        25,396                25,945
       FNMA, 6.382%, 8/01/26 ...............................................................       140,682               144,894
       FNMA, 6.402%, 12/01/31 ..............................................................        74,233                75,576
       FNMA, 6.444%, 4/01/18 ...............................................................       188,097               193,234
       FNMA, 6.496%, 10/01/24 ..............................................................       337,858               344,713
       FNMA, 6.875%, 9/01/18 ...............................................................        51,037                51,793
       FNMA, 6.945%, 5/01/27 ...............................................................       114,601               115,992
                                                                                                                 ---------------
                                                                                                                      10,674,138
                                                                                                                 ---------------
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 50.8%
       FNMA 15 Year, 5.00%, 6/01/18 ........................................................       866,751               869,738
       FNMA 15 Year, 5.00%, 7/01/18 ........................................................     3,344,726             3,360,435
       FNMA 15 Year, 5.50%, 5/01/14 - 2/01/18 ..............................................     3,221,396             3,280,966
       FNMA 15 Year, 6.50%, 4/01/11 - 10/01/16 .............................................       258,974               269,281


                               Annual Report | 15

Franklin Strategic Mortgage Portfolio

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)             VALUE
                                                                                               -----------       ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE (CONTINUED)
       FNMA 15 Year, 7.00%, 11/01/11 .......................................................           598       $           626
       FNMA 15 Year, 7.50%, 7/01/09 - 7/01/12 ..............................................        21,505                22,489
       FNMA 15 Year, 9.00%, 11/01/11 .......................................................        83,417                87,402
       FNMA 30 Year, 5.00%, 4/01/34 ........................................................     1,232,358             1,203,715
   (c) FNMA 30 Year, 5.00%, 10/25/35 .......................................................    12,600,000            12,279,091
       FNMA 30 Year, 5.50%, 9/01/33 - 11/01/35 .............................................     8,775,475             8,776,267
   (c) FNMA 30 Year, 5.50%, 10/15/34 .......................................................     5,600,000             5,585,126
       FNMA 30 Year, 5.50%, 11/01/34 .......................................................    15,021,979            15,012,803
       FNMA 30 Year, 6.00%, 12/01/23 - 12/01/35 ............................................     8,286,339             8,424,464
   (c) FNMA 30 Year, 6.00%, 10/01/28 .......................................................     8,600,000             8,711,533
       FNMA 30 Year, 6.00%, 10/01/34 .......................................................     4,566,938             4,640,999
       FNMA 30 Year, 6.00%, 11/01/34 .......................................................     1,811,950             1,841,334
       FNMA 30 Year, 6.50%, 12/01/27 - 8/01/32 .............................................     6,679,465             6,906,651
   (c) FNMA 30 Year, 6.50%, 10/01/29 .......................................................     2,000,000             2,050,938
       FNMA 30 Year, 7.50%, 8/01/25 - 5/01/32 ..............................................       367,113               396,718
       FNMA 30 Year, 8.00%, 1/01/25 - 7/01/31 ..............................................        68,214                73,938
       FNMA 30 Year, 8.50%, 11/01/26 - 11/01/28 ............................................       886,782               976,144
       FNMA 30 Year, 9.00%, 2/01/11 - 9/01/26 ..............................................       181,294               192,664
       FNMA 30 Year, 9.50%, 11/01/15 - 4/01/30 .............................................       266,520               294,132
       FNMA 30 Year, 10.00%, 8/01/15 - 4/01/21 .............................................       284,221               322,618
       FNMA 30 Year, 10.50%, 1/01/16 - 5/01/30 .............................................        21,651                24,120
       FNMA 30 Year, 11.00%, 10/01/15 ......................................................        10,405                11,279
       FNMA 30 Year, 12.00%, 4/01/15 - 5/01/16 .............................................         3,194                 3,621
       FNMA 30 Year, 12.50%, 12/01/13 ......................................................           643                   747
                                                                                                                 ---------------
                                                                                                                      85,619,839
                                                                                                                 ---------------
   (b) GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) ADJUSTABLE RATE 0.2%
       GNMA, 5.125%, 11/20/25 ..............................................................        75,277                76,213
       GNMA, 5.625%, 7/20/27 ...............................................................       218,577               221,173
                                                                                                                 ---------------
                                                                                                                         297,386
                                                                                                                 ---------------
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 6.6%
       GNMA I SF 15 Year, 7.00%, 4/15/14 ...................................................        30,040                31,678
       GNMA I SF 15 Year, 8.00%, 9/15/15 ...................................................        28,084                30,089
   (c) GNMA I SF 30 Year, 6.00%, 10/15/31 ..................................................     6,500,000             6,596,486
       GNMA I SF 30 Year, 6.50%, 1/15/24 - 9/15/32 .........................................       663,462               683,020
       GNMA I SF 30 Year, 7.00%, 3/15/17 - 2/15/32 .........................................       610,888               645,005
       GNMA I SF 30 Year, 7.50%, 10/15/23 - 10/15/29 .......................................        91,387                98,653
       GNMA I SF 30 Year, 8.00%, 1/15/17 - 9/15/27 .........................................       339,336               371,146
       GNMA I SF 30 Year, 8.25%, 1/15/21 - 5/15/21 .........................................       198,721               218,230
       GNMA I SF 30 Year, 8.50%, 6/15/16 - 7/15/24 .........................................       432,229               476,665
       GNMA I SF 30 Year, 9.00%, 1/15/09 - 8/15/28 .........................................        72,442                79,097
       GNMA I SF 30 Year, 9.50%, 10/15/09 - 1/15/10 ........................................        37,447                38,883
       GNMA I SF 30 Year, 10.00%, 10/15/18 - 2/15/19 .......................................         9,299                10,629
       GNMA I SF 30 Year, 10.50%, 1/15/16 ..................................................           995                 1,139
       GNMA II SF 30 Year, 6.50%, 1/20/26 - 2/20/34 ........................................     1,027,091             1,055,348
       GNMA II SF 30 Year, 7.50%, 11/20/22 - 7/20/32 .......................................       552,442               593,467
       GNMA II SF 30 Year, 8.00%, 1/20/17 - 8/20/26 ........................................       165,619               180,085


                               16 | Annual Report

Franklin Strategic Mortgage Portfolio

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)             VALUE
                                                                                               -----------       ---------------
       MORTGAGE-BACKED SECURITIES (CONTINUED)
       GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE (CONTINUED)
       GNMA II SF 30 Year, 8.50%, 7/20/16 - 8/20/16 ........................................        74,254       $        81,137
       GNMA II SF 30 Year, 9.00%, 11/20/19 - 3/20/25 .......................................         7,322                 8,039
       GNMA II SF 30 Year, 10.50%, 6/20/20 .................................................            26                    31
                                                                                                                 ---------------
                                                                                                                      11,198,827
                                                                                                                 ---------------
       TOTAL MORTGAGE-BACKED SECURITIES (COST $172,178,875) ................................                         170,638,348
                                                                                                                 ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
       SECURITIES 33.3%
       FINANCE 33.3%
   (b) ACE Securities Corp., 2004-HE4, M9, 6.306%, 12/25/34 ................................       947,011                17,297
   (b) AFC Home Equity Loan Trust, 1997-4, 2A2, 3.847%, 12/22/27 ...........................       428,693               276,928
(b, d) Ameriquest Mortgage Securities Inc., 2003-12, M2, 4.907%, 1/25/34 ...................     1,350,752               882,421
   (b) Asset-Backed Securities Corp. Home Equity Loan Trust,
          2005-HE4, A1, 3.367%, 5/25/35.....................................................        70,325                67,285
(b, e) Bayview Commercial Asset Trust, 2006-CD1A, A-1, 144A, 3.573%, 7/25/23 (Canada) ......     1,582,452 CAD         1,479,282
       Bear Stearns Commercial Mortgage Securities Inc.,
          2005-PW10, A4, 5.405%, 12/11/40 ..................................................     3,000,000             2,772,292
(b, e)    2007-T26, B, 144A, 5.60%, 1/12/45 ................................................     2,650,000             1,482,660
       CitiFinancial Mortgage Securities Inc., 2003-4, AF6, 4.493%, 10/25/33 ...............     2,062,540             1,830,592
       Citigroup/Deutsche Bank Commercial Mortgage Trust,
          2006-CD3, A5, 5.617%, 10/15/48 ...................................................     7,000,000             6,233,185
          2007-CD4, C, 5.476%, 12/11/49 ....................................................     6,500,000             3,174,587
   (b) Contimortgage Home Equity Loan Trust, 1999-3, A6, 8.18%, 12/25/29 ...................        46,232                45,291
       Countrywide Asset-Backed Certificates,
          2004-7, AF4, 4.774%, 8/25/32 .....................................................       889,298               872,971
   (b)    2006-11, 1AF1, 3.327%, 9/25/46 ...................................................       466,879               457,658
   (b) FHLMC, 2942, TF, 2.838%, 3/15/35 ....................................................     1,425,962             1,396,596
   (b) First Franklin Mortgage Loan Asset-Backed Certificates,
          2004-FF11, 1A2, 3.557%, 1/25/35 ..................................................       280,716               208,656
          2006-FF12, A2, 3.247%, 9/25/36 ...................................................       974,846               950,745
       FNMA,
   (b)    2007-1, NF, 3.457%, 2/25/37 ......................................................     1,029,083               997,581
          G93-33, K, 7.00%, 9/25/23 ........................................................     1,857,650             1,947,641
       GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38 ..................     1,262,683             1,182,784
       Greenwich Capital Commercial Funding Corp.,
          2004-GG1, A7, 5.317%, 6/10/36 ....................................................     5,000,000             4,719,363
          2007-GG9, C, 5.554%, 3/10/39 .....................................................     3,500,000             2,085,011
   (b) HSI Asset Securitization Corp. Trust, 2006-OPT4, 2A2, 3.317%, 3/25/36 ...............       820,677               807,456
       JPMorgan Chase Commercial Mortgage Securities Corp.,
   (b)    2004-CB9, A4, 5.372%, 6/12/41 ....................................................     3,779,632             3,556,453
          2004-LN2, A2, 5.115%, 7/15/41 ....................................................       557,685               514,201
       LB-UBS Commercial Mortgage Trust, 2007-C2, C, 5.611%, 2/15/40 .......................     6,100,000             3,625,416
   (b) Master Asset-Backed Securities Trust, 2006-AB1, A1, 3.347%, 2/25/36 .................       738,702               729,583
   (b) Merrill Lynch Mortgage Investors Trust, 2006-RM2, A1B, 3.442%, 5/25/37 ..............     4,216,803             1,497,028
   (b) Morgan Stanley ABS Capital I Inc. Trust, 2006-NC3, A2B, 3.327%, 3/25/36 .............     1,496,884             1,464,352
   (b) Morgan Stanley Capital I Trust, 2004-IQ7, A4, 5.404%, 6/15/38 .......................     6,000,000             5,663,817
   (b) Novastar Home Equity Loan, 2004-4, M4, 4.307%, 3/25/35 ..............................     1,500,000             1,066,727
   (b) Ownit Mortgage Loan Asset-Backed Certificates, 2006-6, A2B, 3.317%, 9/25/37 .........     2,000,000             1,787,524


                               Annual Report | 17

Franklin Strategic Mortgage Portfolio

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)             VALUE
                                                                                               -----------       ---------------
       ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
       FINANCE (CONTINUED)
       Residential Asset Securities Corp.,
          2004-KS1, AI4, 4.213%, 4/25/32 ...................................................       929,656       $       905,590
   (b)    2005-AHL2, A2, 3.467%, 10/25/35 ..................................................       192,880               177,612
       Residential Funding Mortgage Securities II,
          2004-HI2, A4, 5.24%, 9/25/18 .....................................................       406,045               399,665
   (b)    2006-HI1, A1, 3.317%, 2/25/36 ....................................................        41,439                41,197
   (b) Structured Asset Investment Loan Trust, 2004-1, M5, 7.707%, 2/25/34 .................       434,772                37,977
(b, e) Structured Asset Securities Corp., 2005-SC1, 1A1, 144A, 3.477%, 5/25/31 .............       803,101               649,222
   (b) Travelers Mortgage Services Inc., 1998-5A, A, 6.606%, 12/25/18 ......................       111,490                90,307
       Vanderbilt Mortgage Finance, 1998-C, 1A6, 6.75%, 10/07/28 ...........................       100,000                99,230
                                                                                                                 ---------------
       TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED SECURITIES
          (COST $73,375,994) ...............................................................                          56,194,183
                                                                                                                 ---------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS (COST $245,554,869) .................                         226,832,531
                                                                                                                 ---------------
       SHORT TERM INVESTMENTS 5.9%
       U.S. GOVERNMENT AND AGENCY SECURITIES (COST $199,467) 0.1%
(f, g) U.S. Treasury Bill, 11/28/08 ........................................................       200,000               199,742
                                                                                                                 ---------------

                                                                                                  SHARES
                                                                                               -----------
       MONEY MARKET FUNDS (COST $8,528,697) 5.1%
   (h) Franklin Institutional Fiduciary Trust Money Market Portfolio, 1.98% ................     8,528,697             8,528,697
                                                                                                                 ---------------

                                                                                                PRINCIPAL
                                                                                                AMOUNT(a)
                                                                                               -----------
       REPURCHASE AGREEMENTS (COST $1,237,470) 0.7%

   (i) Joint Repurchase Agreement, 1.347%, 10/01/08 (Maturity Value $1,237,516) ............     1,237,470             1,237,470
          ABN AMRO Bank NV, New York Branch (Maturity Value $195,787)
          Banc of America Securities LLC (Maturity Value $152,710)
          Barclays Capital Inc. (Maturity Value $197,743)
          BNP Paribas Securities Corp. (Maturity Value $191,865)
          Credit Suisse Securities (USA) LLC (Maturity Value $39,155)
          Deutsche Bank Securities Inc. (Maturity Value $72,605)
          Dresdner Kleinwort Securities LLC (Maturity Value $146,843)
          Greenwich Capital Markets Inc. (Maturity Value $201,653)
          UBS Securities LLC (Maturity Value $39,155)
             Collateralized by U.S. Government Agency Securities, 2.20% - 7.25%,
                11/07/08 - 4/24/13;
   (f)          U.S. Government Agency Discount Notes, 12/30/08; and U.S. Treasury Notes,
                   1.875% - 4.875%, 1/15/09 - 7/31/13
                                                                                                                 ---------------
       TOTAL INVESTMENTS (COST $255,520,503) 140.4% ........................................                         236,798,440
       OTHER ASSETS, LESS LIABILITIES (40.4)% ..............................................                         (68,124,070)
                                                                                                                 ---------------
       NET ASSETS 100.0% ...................................................................                     $   168,674,370
                                                                                                                 ===============


                               18 | Annual Report

Franklin Strategic Mortgage Portfolio

CURRENCY ABBREVIATIONS

CAD - Canadian Dollar

SELECTED PORTFOLIO ABBREVIATIONS

PC - Participation Certificate

SF - Single Family

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c)  A portion or all of the security purchased on a TBA basis. See Note 1(d).

(d) Security has been deemed illiquid because it may not be sold within seven days. At September 30, 2008, the aggregate value of this security was $882,421, representing 0.52% of net assets.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2008, the aggregate value of these securities was $3,611,164, representing 2.14% of net assets.

(f)  The security is traded on a discount basis with no stated coupon rate.

(g) Security or a portion of the security has been segregated as collateral for open financial futures contracts. At September 30, 2008, the value of securities and or cash pledged amounted to $199,742.

(h) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(i)  See Note 1(c) regarding joint repurchase agreement.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Strategic Mortgage Portfolio

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................................   $245,754,336
      Cost - Sweep Money Fund (Note 7) ....................................      8,528,697
      Cost - Repurchase agreements ........................................      1,237,470
                                                                              ------------
      Total cost of investments ...........................................   $255,520,503
                                                                              ============
      Value - Unaffiliated issuers ........................................   $227,032,273
      Value - Sweep Money Fund (Note 7) ...................................      8,528,697
      Value - Repurchase agreements .......................................      1,237,470
                                                                              ------------
      Total value of investments ..........................................    236,798,440
   Receivables:
      Investment securities sold ..........................................     32,359,949
      Capital shares sold .................................................         54,735
      Interest ............................................................        762,326
      Variation margin ....................................................        225,781
                                                                              ------------
         Total assets .....................................................    270,201,231
                                                                              ------------
Liabilities:
   Payables:
      Investment securities purchased .....................................    100,561,863
      Capital shares redeemed .............................................        667,211
      Affiliates ..........................................................         64,072
      Distributions to shareholders .......................................        152,283
   Accrued expenses and other liabilities .................................         81,432
                                                                              ------------
         Total liabilities ................................................    101,526,861
                                                                              ------------
            Net assets, at value ..........................................   $168,674,370
                                                                              ============
Net assets consist of:
   Paid-in capital ........................................................   $208,882,565
   Distributions in excess of net investment income .......................        (94,425)
   Net unrealized appreciation (depreciation) .............................    (18,657,867)
   Accumulated net realized gain (loss) ...................................    (21,455,903)
                                                                              ------------
            Net assets, at value ..........................................   $168,674,370
                                                                              ============
   Shares outstanding .....................................................     19,162,848
                                                                              ============
   Net asset value per share (a) ..........................................   $       8.80
                                                                              ============
   Maximum offering price per share (net asset value per share / 95.75%) ..   $       9.19
                                                                              ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Strategic Mortgage Portfolio

STATEMENT OF OPERATIONS
for the year ended September 30, 2008

Investment income:
   Dividends from Sweep Money Fund (Note 7) ...............................   $    215,797
   Interest ...............................................................     10,390,992
                                                                              ------------
         Total investment income ..........................................     10,606,789
                                                                              ------------
Expenses:
   Management fees (Note 3a) ..............................................        797,922
   Transfer agent fees (Note 3d) ..........................................        216,561
   Custodian fees (Note 4) ................................................          5,874
   Reports to shareholders ................................................         39,558
   Registration and filing fees ...........................................         36,571
   Professional fees ......................................................         48,787
   Trustees' fees and expenses ............................................         13,780
   Other ..................................................................         23,233
                                                                              ------------
         Total expenses ...................................................      1,182,286
         Expense reductions (Note 4) ......................................           (592)
                                                                              ------------
            Net expenses ..................................................      1,181,694
                                                                              ------------
               Net investment income ......................................      9,425,095
                                                                              ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................      2,135,402
      Foreign currency transactions .......................................         18,061
      Financial futures contracts .........................................     (1,344,259)
                                                                              ------------
               Net realized gain (loss) ...................................        809,204
                                                                              ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................    (11,610,989)
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................        (11,472)
                                                                              ------------
               Net change in unrealized appreciation (depreciation) .......    (11,622,461)
                                                                              ------------
Net realized and unrealized gain (loss) ...................................    (10,813,257)
                                                                              ------------
Net increase (decrease) in net assets resulting from operations ...........   $ (1,388,162)
                                                                              ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Strategic Mortgage Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED SEPTEMBER 30,
                                                                              ---------------------------
                                                                                  2008           2007
                                                                              ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...............................................   $  9,425,095   $ 13,719,643
      Net realized gain (loss) from investments, foreign currency
         transactions and financial futures contracts .....................        809,204     (1,286,310)
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
         foreign currencies ...............................................    (11,622,461)    (2,558,371)
                                                                              ------------   ------------
         Net increase (decrease) in net assets resulting from operations ..     (1,388,162)     9,874,962
                                                                              ------------   ------------
   Distributions to shareholders from net investment income ...............    (11,828,294)   (14,759,374)
   Capital share transactions (Note 2) ....................................    (61,774,422)   (39,317,503)
   Redemption fees ........................................................          1,432          1,009
                                                                              ------------   ------------
         Net increase (decrease) in net assets ............................    (74,989,446)   (44,200,906)
Net assets:
   Beginning of year ......................................................    243,663,816    287,864,722
                                                                              ------------   ------------
   End of year ............................................................   $168,674,370   $243,663,816
                                                                              ============   ============
Distributions in excess of net investment income included in net assets:
   End of year ............................................................   $    (94,425)  $   (120,565)
                                                                              ============   ============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Strategic Mortgage Portfolio

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of one fund, the Franklin Strategic Mortgage Portfolio (Fund).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the


                               Annual Report | 23

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENT

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on September 30, 2008. The joint repurchase agreement is valued at cost.

D. SECURITIES PURCHASED ON A TBA BASIS

The Fund may purchase securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               24 | Annual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FUTURES CONTRACTS

The Fund may purchase financial futures contracts to gain exposure to market changes. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the counterparty in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

F. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

G. MORTGAGE DOLLAR ROLLS

The Fund may enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.


                               Annual Report | 25

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of September 30, 2008, and has determined that no provision for income tax is required in the Fund's financial statements.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.


                               26 | Annual Report

Franklin Strategic Mortgage Portfolio

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                  YEAR ENDED SEPTEMBER 30,
                                   -----------------------------------------------------
                                              2008                        2007
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
Shares sold ....................    1,571,128   $ 14,491,454    3,029,951   $ 28,938,366
Shares issued in reinvestment
   of distributions ............    1,079,811      9,945,846    1,296,189     12,353,213
Shares redeemed ................   (9,359,274)   (86,211,722)  (8,476,807)   (80,609,082)
                                   ----------   ------------   ----------   ------------
Net increase (decrease) ........   (6,708,335)  $(61,774,422)  (4,150,667)  $(39,317,503)
                                   ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                           AFFILIATION
----------                                                     ----------------------
Franklin Advisers, Inc. (Advisers)                             Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
        0.40%         First $250 million
        0.38%         Over $250 million, up to and including $500 million
        0.36%         In excess of $500 million


                               Annual Report | 27

Franklin Strategic Mortgage Portfolio

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $10,206
Contingent deferred sales charges retained ......................   $ 1,054

D. TRANSFER AGENT FEES

For the year ended September 30, 2008, the Fund paid transfer agent fees of $216,561, of which $136,410 was retained by Investor Services.

E. OTHER AFFILIATED TRANSACTIONS

At September 30, 2008, Advisers or an affiliate owned 22.00% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2008, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2008, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 .................................   $ 6,223,578
   2013 .................................     4,584,050
   2014 .................................     2,817,022
   2015 .................................     4,099,588
   2016 .................................     2,076,095
                                            -----------
                                            $19,800,333
                                            ===========


                               28 | Annual Report

Franklin Strategic Mortgage Portfolio

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, the Fund deferred realized capital losses of $1,590,444.

The tax character of distributions paid during the years ended September 30, 2008 and 2007, was as follows:

                                                         2008          2007
                                                     -----------   -----------
Distributions paid from ordinary income ..........   $11,828,294   $14,759,374
                                                     ===========   ===========

At September 30, 2008, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ...........................................   $255,811,438
                                                                  ============
Unrealized appreciation .......................................   $    703,604
Unrealized depreciation .......................................    (19,716,602)
                                                                  ------------
Net unrealized appreciation (depreciation) ....................   $(19,012,998)
                                                                  ============
Distributable earnings - undistributed ordinary income ........   $    347,871
                                                                  ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls and paydown losses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, financial futures transactions and paydown losses.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended September 30, 2008, aggregated $897,689,044 and $969,942,121, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               Annual Report | 29

Franklin Strategic Mortgage Portfolio

8. FINANCIAL FUTURES CONTRACTS

At September 30, 2008, the Fund had the following financial futures contracts outstanding:

                                                                         UNREALIZED
                                 NUMBER OF    DELIVERY     CONTRACT     APPRECIATION
                                 CONTRACTS      DATE      FACE VALUE   (DEPRECIATION)
                                 ---------   ----------   ----------   --------------
CONTRACTS TO SELL
U.S. Treasury Long Bond ......       85       12/19/08    $8,500,000       $64,202

9. CONCENTRATION OF CREDIT RISK

The Fund has 33.3% of its net assets invested in asset-backed and commercial mortgage-backed securities. Investments in these securities may subject the Fund to increased market volatility which may cause the Fund's net asset value per share to fluctuate. These investments may be less liquid than other investments held by the Fund.

10. NEW ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will not have a material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                               30 | Annual Report

Franklin Strategic Mortgage Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN STRATEGIC MORTGAGE
PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


San Francisco, California
November 19, 2008


                               Annual Report | 31

Franklin Strategic Mortgage Portfolio

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $10,372,279 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended September 30, 2008.


                               32 | Annual Report

Franklin Strategic Mortgage Portfolio

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION      TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------        -----------   --------------   -----------------------   ------------------------------------
HARRIS J. ASHTON (1932)    Trustee       Since 1992       144                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)   Trustee       Since 2007       122                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees
Retirement Systems (CALPERS) (1971-January 2008); member and Chairman of the Board, Sutter Community Hospitals; member,
Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)            Trustee       Since 2007       122                       Chevron Corporation (global energy
One Franklin Parkway                                                                company) and ICO Global
San Mateo, CA 94403-1906                                                            Communications (Holdings) Limited
                                                                                    (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)    Trustee       Since 2003       144                       Hess Corporation (exploration and
One Franklin Parkway                                                                refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                            Company (processed foods and allied
                                                                                    products), RTI International Metals,
                                                                                    Inc. (manufacture and distribution
                                                                                    of titanium), Canadian National
                                                                                    Railway (railroad) and White
                                                                                    Mountains Insurance Group, Ltd.
                                                                                    (holding company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).


                               Annual Report | 33

                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                         LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                  POSITION      TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
-------------------        -----------   --------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)   Trustee       Since 1992       122                       Center for Creative Land Recycling
One Franklin Parkway                                                                (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)      Trustee       Since 2007       144                       Hess Corporation (exploration and
One Franklin Parkway                                                                refining of oil and gas) and
San Mateo, CA 94403-1906                                                            Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
Corporation (airlines).

LARRY D. THOMPSON (1945)   Trustee       Since 2007       144                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of
Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)      Lead          Trustee since    122                       None
One Franklin Parkway       Independent   2007 and Lead
San Mateo, CA 94403-1906   Trustee       Independent
                                         Trustee since
                                         January 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000);
Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies)
(1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice
President and Partner, Bain & Company (consulting firm) (1986-1990).


                               34 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ------------------------
**CHARLES B. JOHNSON (1933)      Trustee and       Trustee since        144                       None
One Franklin Parkway             Chairman of       1992 and
San Mateo, CA 94403-1906         the Board         Chairman of the
                                                   Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           95                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML
                                 - AML             Compliance since
                                 Compliance        2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial   2004, Chief
San Mateo, CA 94403-1906         Officer and       Financial Officer
                                 Chief             and Chief
                                 Accounting        Accounting Officer
                                 Officer           since February
                                                   2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).


                               Annual Report | 35

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ------------------------
JIMMY D. GAMBILL (1947)          Vice President    Since February       Not Applicable            Not Applicable
500 East Broward Blvd.                             2008
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947)           Vice President      Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    President and     President since      Not Applicable            Not Applicable
One Franklin Parkway             Chief             1993 and Chief
San Mateo, CA 94403-1906         Executive         Executive Officer
                                 Officer -         - Investment
                                 Investment        Management
                                 Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)         Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               36 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
-------------------              ---------------   ------------------   -----------------------   ------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951)           Senior Vice       Since February       Not Applicable            Not Applicable
500 East Broward Blvd.           President and     2008
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 37

Franklin Strategic Mortgage Portfolio

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               38 | Annual Report

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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(4)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(2)
Franklin Small Cap Growth Fund(3)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund(1)
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund(1)
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(3.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(4.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

157 A2008 11/08


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $36,688 for the fiscal year ended September 30, 2008 and $28,825 for the fiscal year ended September 30, 2007.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended September 30, 2008 and $46,000 for the fiscal year ended September 30, 2007. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $152 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $283,925 for the fiscal year ended September 30, 2008 and $0 for the fiscal year ended September 30, 2007. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $284,077 for the fiscal year ended September 30, 2008 and $46,000 for the fiscal year ended September 30, 2007.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


      ITEM 6. SCHEDULE OF INVESTMENTS. N/A


      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.      N/A


      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.           N/A


      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  November 25, 2008



By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  November 25, 2008